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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                 (Date of earliest event reported) March 9, 2006

                              BRE Properties, Inc.
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             (Exact name of registrant as specified in its charter)

            Maryland                    1-14306                94-1722214
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  (State or other jurisdiction      (Commission File          (IRS Employer
       of incorporation)                Number)            Identification No.)

   525 Market Street, 4th Floor, San Francisco, CA             94105-2712
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       (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (415) 445-6530


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          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   OTHER EVENTS

On March 9, 2006, we announced that our 36th Annual Meeting of Shareholders will be held on Thursday, May 4, 2006. Proxy statements, Annual Reports to Shareholders, voting materials and meeting information will be mailed commencing on or about April 3, 2006, to shareholders of record as of March 15, 2006. The meeting will be held at the Pan Pacific Hotel, 500 Post Street, San Francisco, CA 94102, 10:00 a.m. Pacific Time.

About BRE

BRE Properties--a real estate investment trust--develops, acquires and manages apartment communities convenient to its residents' work, shopping, entertainment and transit in supply-constrained Western U.S. markets. BRE directly owns and operates 85 apartment communities totaling 23,954 units in California, Arizona, Washington and Colorado. The company has nine other properties in various stages of development and construction, totaling 2,312 units, and joint venture interests in two additional apartment communities, totaling 488 units. As of 12/31/05

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibit Number

99.1    Press Release dated March 9, 2006

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  BRE Properties, Inc.
                                                  (Registrant)


Date: March 9, 2006                               By: /s/ Edward F. Lange, Jr.
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                                                      Edward F. Lange, Jr.